UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2016

PayPal Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2211 North First Street
San Jose, CA 95131
(Address of principal executive offices)

(408) 967-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2016, PayPal Holdings, Inc. (the “Company”) announced that William J. Ready, 37, has been appointed Executive Vice President, Chief Operating Officer. Prior to this appointment, Mr. Ready previously served as the Company’s Senior Vice President, Global Head of Product and Engineering from January 2016 to September 2016, as Senior Vice President, Merchant and Next Generation Commerce from April 2015 to January 2016, and as CEO and GM of Braintree from December 2013 through April 2015. Previously, Mr. Ready served as the CEO of Braintree, Inc. from October 2011 until its acquisition by PayPal in December 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: October 3, 2016	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Secretary